UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2011 (November 14, 2011)

Oxford Resource Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-34815	77-0695453
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 South High Street, Suite 3450 Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (614) 643-0314

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

     On November 14, 2011, the Registrant issued a press release announcing that President and Chief Executive Officer Charles C. Ungurean will participate in a panel discussion at the RBC Capital Markets’ MLP Conference at The Four Seasons Dallas at Las Colinas, Texas on Thursday, November 17, 2011.  A copy of the presentation is furnished as Exhibit 99.1 hereto and will be available in the investor relations section of the Registrant’s website at www.OxfordResources.com.  A copy of the press release is furnished as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	Panel Discussion Participation at the RBC Capital Markets’ MLP Conference at The Four Seasons Dallas at Las Colinas, Texas on Thursday, November 17, 2011.

99.2	Press Release dated November 14, 2011 with respect to Panel Discussion Participation at the RBC Capital Markets’ MLP Conference at The Four Seasons Dallas at Las Colinas, Texas on Thursday, November 17, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Oxford Resource Partners, LP

By:  Oxford Resources GP, LLC,
        its general partner

Dated: November 17, 2011

By:  /s/ Jeffrey M. Gutman
Name:  Jeffrey M. Gutman

Title:  Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Panel Discussion Participation at the RBC Capital Markets’ MLP Conference at The Four Seasons Dallas at Las Colinas, Texas on Thursday, November 17, 2011.

99.2	Press Release dated November 14, 2011 with respect to Panel Discussion Participation at the RBC Capital Markets’ MLP Conference at The Four Seasons Dallas at Las Colinas, Texas on Thursday, November 17, 2011.